Exhibit No. 10.1
Form 10-SB
Kakkimon Acquisitions Corp.


                 Agreement dated this 7th day of March, 2002:

BETWEEN:

            ARROW LOGISTICS LIMITED, an Ontario corporation, with offices at 176 John Street, Hollywood Suite, Toronto, Ontario, M5T 1XE

            (hereinafter referred to as "Arrow")

                                                         OF THE FIRST PART

            -and-

            REINSURANCE MANAGEMENT ASSOCIATES, INC., an Ontario corporation, with offices at 170 University Avenue, Suite 500, Toronto, Ontario, M5H 3B3

            (hereinafter referred to as "RMA")

                                                       OF THE SECOND PART


Recitals:

     WHEREAS Great-West Life Assurance Company of Canada ("GWL") has issued a master policy (the "Master Policy") of creditor's group insurance to RMA, and to additional insureds added from time to time by endorsement, pursuant to which GWL provides creditor insurance on the lives and/or health of the purchasers of mortgages.

     AND WHEREAS AIG Life Insurance Company of Canada ("AIG") has issued a master policy (the "Master Policy") of creditor's group insurance to RMA, and to additional insureds added from time to time by endorsement, pursuant to which AIG provides insurance to sellers, lessors and financers (collectively,
"vendors") of trucks and other heavy duty automobile equipment (collectively, "equipment") on the lives and/or health of the purchasers or lessees (collectively, "purchasers") of such equipment;

     AND WHEREAS such insurance is intended to provide stipulated death and disability benefits to purchasers of either mortgages or trucks and heavy equipment and is arranged at the option of such purchasers;

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

     AND WHEREAS Arrow wishes from time to time to provide administrative, accounting, and financing services, and collect and advance monthly premiums payable by the purchasers of such group creditor insurance;

     AND WHEREAS Arrow will contract with various lenders and banking sources in order to finance premiums;

     AND WHEREAS RMA wishes to protect Arrow with respect (a) to Arrow being beneficiary under such insurance with respect to premiums financed by it, and
(b) to allowances for administration and advancements of premiums and (c) certain other rights with respect to the same;

     AND WHEREAS RMA is a third party administrator for and has authority to bind AIG and GWL and will benefit from Arrow providing the administrative services involved in the collection and handling of premiums of purchasers;

     NOW THEREFORE IN CONSIDERATION of the mutual covenants herein set out the parties agree as follows:

1. Arrow will in its sole discretion, commencing March 7, 2002, (the "Effective Date"), provide administrative, accounting, and financing services to such purchasers and on such terms and conditions as it sees fit, with respect to their creditor's insurance premiums.

2.   RMA will on behalf of AIG and GWL:

     a) Adopt and utilize an insurance application that complies with industry standards with respect to pre-authorized payment authorization hereof or as may be otherwise satisfactory to Arrow;

     b) Adopt and utilize an insurance certificate that complies with industry standards satisfactory to Arrow for insurance after the date hereof; and

     c)   Refund  to Arrow the  outstanding  principal  balance  as  defined  by
          Schedule "A": (Factoring of Accounts Receivable Calculation of Outstanding Principal Balance) within ten (10) days after Arrow requests such repayments.

3. Arrow represents and warrants that it has the corporate power and all necessary licenses to perform acts referred to in Section 1 hereto to purchasers in accordance with the agreement described herein, and to enter into this agreement.

4.   RMA represents and warrants that:

     a) It has provided Arrow with an up-to-date copy of the Master Policies of AIG and GWL;

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     b)   It has  provided  Arrow  with an  up-to-date  copy  of the  agreements constituting RMA the third-party administrator for and agent of AIG and GWL;

     c) It has the ability to and does hereby bind AIG and GWL to all the terms of this agreement;

     d) AIG and GWL has the corporate power and all necessary licenses and authority to issue the Master Policy, the endorsement and the certificate and to enter into and perform its obligations under this agreement;

     e) The certificate and endorsement when issued will be valid, binding and enforceable obligations of AIG and GWL;

     f) None of the vendor, the dealer, the agent, RMA, AIG, GWL or any other party is conducting itself in a manner or receiving any benefit or paying any amount, by way of premium, commission or otherwise that might result in any loss, claim or damages to Arrow by virtue of the insurance transaction being adversely affected, the premium with respect thereto being reduced in any way, or any other reason; and

     g) The first paragraph of the recitals to this agreement is true and correct.

5. This agreement shall be for a term of one year from the date hereof, which term shall renew automatically each year subject to termination on each anniversary date of this agreement on at least 90 days prior written notice.

6. Any demand, notice or other communication to be given in connection with this agreement shall be given in writing and shall be given by personal delivery to the address noted in the addresses of the parties, to the attention of their respective chief executive officers, or by electronic means of communication addressed to the recipient as follows: RMA, Fax number (416) 408-2262, email address jchamberlain@rmacan.com; Arrow: Fax number (416) 486-9288, email address glickman@rogers.com. Any notice to RMA shall also constitute notice to AIG and GWL. Any notice so given shall be deemed to be received on the date of delivery unless delivered after the recipient's normal business hours in which case the notice shall be deemed to have been received on the next following normal business day of the recipient. Either party may change its address for notice by notice to the other party in accordance with the terms hereof.

7.   Time shall be of the essence.


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Executed at Toronto Ontario on March 7 2002

                        ARROW LOGISTICS LIMITED

                        /s/ Milton Klyman


                        REINSURANCE MANAGEMENT ASSOCIATES
                        INC. (for itself and AIG or GWL)

                        /s/ John Chamberlain

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


            SCHEDULE "A": FACTORING OF ACCOUNTS RECEIVABLE

            CALCULATION OF OUTSTANDING PRINCIPAL

            BALANCE OF PRE-PAID PREMIUMS

1. It is agreed that the events that result in refunding advanced premiums include but are not limited to termination or cancellation of the policy upon death or disability or when RMA, AIG, and GWL assume payment obligations as a consequence of disability of the insured.

2. The following sample worksheet and illustration is provided to clarify the calculating of the outstanding principal balance. The principal is the net premium of the certificate.

Principal   $1,000.00
Term               60
APR%              12%
Payment        $22.24
Month        Payment   Outstanding       Interest       Month       Payment      Outstanding   Interest
             Received  Balance                                      Received     Balance
      1        $22.24  $987.76            $10.00           31        $689.58         $557.57   $247.15
      2        $44.49  $975.39            $19.88           32        $711.82         $540.91   $252.73
      3        $66.73  $962.90            $29.63           33        $734.07         $524.07   $258.14
      4        $88.98  $950.28            $39.26           34        $756.31         $507.07   $263.38
      5       $111.22  $937.54            $48.76           35        $778.56         $489.89   $268.45
      6       $133.47  $924.67            $58.14           36        $800.80         $472.55   $273.35
      7       $155.71  $911.67            $67.39           37        $823.04         $455.03   $278.07
      8       $177.96  $898.55            $76.50           38        $845.29         $437.33   $282.62
      9       $200.20  $885.29            $85.49           39        $867.53         $419.46   $287.00
     10       $222.44  $871.90            $94.34           40        $889.78         $401.41   $291.19
     11       $244.69  $858.37           $103.06           41        $912.02         $383.18   $295.21
     12       $266.93  $844.71           $111.64           42        $934.27         $364.77   $299.04
     13       $289.18  $830.91           $120.09           43        $956.51         $346.17   $302.68
     14       $311.42  $816.98           $128.40           44        $978.76         $327.39   $306.15
     15       $333.67  $802.90           $136.57           45      $1,001.00         $308.42   $309.42
     16       $355.91  $788.69           $144.60           46      $1,023.24         $289.26   $312.50
     17       $378.16  $774.33           $152.49           47      $1,045.49         $269.91   $315.40
     18       $400.40  $759.83           $160.23           48      $1,067.73         $250.36   $318.10
     19       $422.64  $745.18           $167.83           49      $1,089.98         $230.62   $320.60
     20       $444.89  $730.39           $175.28           50      $1,112.22         $210.68   $322.91
     21       $467.13  $715.45           $182.58           51      $1,134.47         $190.55   $325.01
     22       $489.38  $700.36           $189.74           52      $1,156.71         $170.21   $326.92
     23       $511.62  $685.12           $196.74           53      $1,178.96         $149.66   $328.62
     24       $533.87  $669.72           $203.59           54      $1,201.20         $128.92   $330.12
     25       $556.11  $654.18           $210.29           55      $1,223.44         $107.96   $331.41
     26       $578.36  $638.47           $216.83           56      $1,245.69          $86.80   $332.49

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     27       $600.60  $622.62           $223.22           57      $1,267.93          $65.42   $333.35
     28       $622.84  $606.60           $229.44           58      $1,290.18          $43.83   $334.01
     29       $645.09  $590.42           $235.51           59      $1,312.42          $22.02   $334.45
     30       $667.33  $574.08           $241.41           60      $1,334.67           $0.00   $334.67

3. Principal for one certificate is the Total Net Premium advanced to RMA plus applicable taxes. The Total Net Premium is calculated by multiplying monthly net premium (from the following factor sheet or any updated sheet as provided by RMA) by term (in months).

Plan BASE - Monthly

       Age              Life      Life Plus Critical   Total Disability
                                                     60 Day Elimination
-------------------------------------------------------------------------
Single
-------------------------------------------------------------------------
      18-29            0.120            0.216              0.820
      30-34            0.140            0.252              1.070
      35-39            0.210            0.378              1.310
      40-44            0.270            0.486              1.560
      45-49            0.400            0.720              2.040
      50-54            0.680            1.224              2.980
      55-59            1.050            1.890              3.890
      60-64            1.600            4.000              5.360
-------------------------------------------------------------------------
Joint
-------------------------------------------------------------------------
      18-29            0.168            0.302              1.148
      30-34            0.196            0.353              1.498
      35-39            0.294            0.529              1.834
      40-44            0.378            0.680              2.184
      45-49            0.560            1.008              2.856
      50-54            0.952            1.714              4.172
      55-59            1.470            2.646              5.446
      60-64            2.240            5.600              7.504
-------------------------------------------------------------------------
                  Life              Example - 32 year old borrowing $100,000.

                         mortgage        * factor               =  premium

                     $100,000.00/1000    * .14                  =  $14.00/mo

                  Life Plus Critical Illness
                                    Example - 32 year old borrowing $100,000.

                     mortgage balance    * factor               =  premium

                       $100,000.00       * .252                 =  $25.20/mo
                  -------------------
                          1000

                  Total Disability
                              Example - 32 year old with monthly payment of

                       monthly pet       * factor               =  premium
                  ------------------
                          100

                      $1,000.00/100      * 1.07                 =  $10.70/mo


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